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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  February 23, 1995

                       AMERICAN INTERNATIONAL GROUP, INC.
              (Exact Name of Registrant as Specified in Charter)

         DELAWARE                        0-4652                  13-2592361
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)                File Number)          Identification No.)


   70 PINE STREET, NEW YORK, NEW YORK                              10270
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code  (212)-770-7000


         (Former Name or Former Address, if Changed Since Last Report)














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Item 7. Financial Statements, Proforma Financial Information and Exhibits

  (c) Exhibits.

      (1) Press Release of American International Group, Inc. dated February 23, 1995.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         /s/ AMERICAN INTERNATIONAL GROUP, INC.
                                         --------------------------------------
                                                       (Registrant)


MARCH 1, 1995                       BY:  /s/ HOWARD I. SMITH
                                         --------------------------------------
                                         HOWARD I. SMITH
                                         SENIOR VICE PRESIDENT & COMPTROLLER





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                                EXHIBIT INDEX


      (1) Press Release of American International Group, Inc. dated February 23, 1995.